UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices, including zip code)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 26, 2021, Creatd, Inc. (the “Company”), a Nevada corporation, filed a Current Report on Form 8-K (the “Initial Report”) to report that the Company, through its wholly owned subsidiary, Creatd Partners, LLC, entered into and closed the transaction contemplated by that certain Stock Purchase Agreement (the “Purchase Agreement”) with individuals named therein, to purchase, subject to the terms and conditions of the Purchase Agreement and other related agreements 55% of the voting power and 44% of the ownership of WHE Agency’s issued and outstanding shares, determined on a fully diluted basis post-transaction. As a result of the Purchase Agreement, WHE Agency became a subsidiary of the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of WHE Agency, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreements and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of WHE Agency, Inc.

The audited financial statements of WHE Agency as of and for the year ended December 31, 2020, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report.

The unaudited financial statements of WHE Agency as of June 30, 2021 and December 31, 2020 and for the three and six months ended June 30, 2021 and 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Company as of June 30, 2021 and for the year ended December 31, 2020, and the six months ended June 30, 2021, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition.

(d)    Exhibits

23.1	Consent of Rosenberg Rich Baker Berman, P.A.
99.1	Audited Annual Financial Statements of WHE Agency, Inc., Year Ended December 31, 2020
99.2	Unaudited Combined Financial Statements of WHE Agency Six Months Ended June 30, 2021 and 2020
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: October 5, 2021	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Co-Chief Executive Officer

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